UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 15, 2025
Date of Report (date of earliest event reported)
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BUNGE GLOBAL SA
(Exact name of registrant as specified in its charter)
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Switzerland (State of Incorporation)

000-56607 (Commission File Number)	98-1743397 (IRS Employer Identification Number)

Route de Florissant 13, 1206 Geneva, Switzerland	N.A
(Address of registered office and principal executive office)	(Zip Code)

1391 Timberlake Manor Parkway Chesterfield, MO	63017
(Address of corporate headquarters )	(Zip Code)

(314) 292-2000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Registered Shares, $0.01 par value per share	BG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

5.07 - Submission of Matters to a Vote of Security Holders
At the 2025 Annual General Meeting of Shareholders of Bunge Global SA (the "Company") held on May 15 2025 (the "AGM"), the Company's shareholders voted on the proposals set forth below, each of which is described in the Company's proxy statement for the 2025 AGM:
1.The shareholders approved the Swiss statutory consolidated financial statements and Swiss standalone statutory financial statements of the Company for the year ended December 31, 2024. The tabulation of votes on this matter was as follows:

Votes For	Votes Against	Abstentions
100,983,422	46,694	335,675
2.    The shareholders approved the appropriation of the accumulated loss for fiscal year 2024. The tabulation of votes on this matter was as follows:

Votes For	Votes Against	Abstentions
101,256,679	49,299	59,813
3.    The shareholders approved a cash dividend in the aggregate amount of U.S. $2.80 per outstanding share out of the Company's reserve from capital contributions in four equal installments. The tabulation of votes on this matter was as follows:

Votes For	Votes Against	Abstentions
101,308,772	32,573	24,446
4    The shareholders approved the discharge of the members of the Board and the Executive Management Team from liability for activities during fiscal year 2024. The tabulation of votes on this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
99,978,296	1,018,116	369,379	6,743,664
5.     The shareholders elected the following 8 individuals listed below as directors, each for a term extending until completion of the 2026 annual general meeting. The tabulation of votes with respect to the re-election of the directors below was as follows:

	Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
5a.	Eliane Aleixo Lustosa de Andrade	99,584,837	575,690	1,205,264	6,743,664
5b.	Carol M. Browner	92,784,874	7,376,189	1,204,728	6,743,664
5c.	Gregory A. Heckman	101,066,844	260,213	38,734	6,743,664
5d.	Linda Jojo	100,007,093	149,649	1,209,049	6,743,664
5e.	Monica McGurk	99,398,455	759,378	1,207,958	6,743,664
5f.	Kenneth Simril	99,557,112	602,705	1,205,974	6,743,664
5g.	Henry (Jay) Winship	97,987,268	2,169,243	1,209,280	6,743,664
5h.	Mark N. Zenuk	97,417,623	2,738,901	1,209,267	6,743,664
The shareholders elected the following 4 individuals listed below as directors, each for a term extending until completion of the 2026 annual general meeting, subject to and contingent upon the closing of the acquisition of Viterra Limited, as further described in the Company's 2025 Proxy statement. The tabulation of votes with respect to the election of the directors below was as follows:

	Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
5i.	Adrian Isman	99,937,068	211,367	1,217,356	6,743,664
5j.	Anne Jensen	99,917,645	223,850	1,224,296	6,743,664
5k.	Christopher Mahoney	99,905,321	741,085	719,385	6,743,664
5l.	Markus Walt	100,434,632	211,615	719,544	6,743,664
6. The shareholders reelected Mark Zenuk as the Chair of the Board. The tabulation of votes with respect to the reelection of the Chair of the Board was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
97,700,450	2,450,636	1,214,705	6,743,664
7.    The shareholders reelected each of the two members of the Human Resources and Compensation Committee elected two new members. The tabulation of votes with respect to the reelection of the two members of the Human Resources and Compensation Committee and election of two new members was as follows:

	Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
7a.	Monica McGurk	100,457,201	361,535	547,055	6,743,664
7b.	Kenneth Simril	98,717,168	2,105,605	543,018	6,743,664
7c.	Markus Walt	100,012,571	135,173	1,218,047	6,743,664
7d.	Henry “Jay” Winship	99,091,055	1,058,780	1,215,956	6,743,664
8.    The shareholders passed an advisory vote to approve the Named Executive Officers compensation under U.S. securities law requirements. The tabulation of votes with respect to this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
84,571,596	15,444,846	1,349,349	6,743,664
9a. The shareholders approved the maximum aggregate compensation of the Board for the period between the 2025 annual general meeting and the 2026 annual general meeting. The tabulation of votes with respect to this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
99,908,849	334,197	1,122,745	6,743,664
9b. The shareholders approved the maximum aggregate compensation of the Executive Management Team for the fiscal year 2026. The tabulation of votes with respect to this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
97,614,816	2,123,662	1,627,113	6,743,664
9c. The shareholders passed an advisory vote on the Swiss Compensation Report. The tabulation of votes with respect to this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
95,193,856	4,760,189	1,411,746	6,743,664
10. The shareholders passed an advisory vote on the Swiss Statutory Non-Financial Matter Report. The tabulation of votes with respect to this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
99,922,496	572,340	870,955	6,743,664

11.     The shareholders elected the Swiss Statutory Independent Voting Representative. The tabulation of votes with respect to this matter was as follows:

Votes For	Votes Against	Abstentions
100,560,198	62,008	743,585
12. The shareholders approved the appointment of the independent auditor for U.S. securities law requirements and reelected the statutory auditor for Swiss law purposes. The tabulation of votes with respect to this matter was as follows:

Votes For	Votes Against	Abstentions
99,860,956	6,298,788	1,949,711

Item 8.01 – Other Events

As further outlined in Item 5.07 above, the Company’s shareholders approved the appointment of Linda Jojo to the Company's Board at the AGM for a term extending until completion of the 2026 annual general meeting.

A copy of the press release announcing Ms. Jojo's appointment to the Board is attached hereto as Exhibit 99.1 and the information contained therein is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits
(d):     Exhibits.

Exhibit No.	Description
99.1	Press Release, dated May 15, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2025

BUNGE GLOBAL SA

By:	/s/ Lisa Ware-Alexander
Name:	Lisa Ware-Alexander
Title:	Secretary